UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2007

Fog Cutter Capital Group Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1410 SW Jefferson Street, Portland, OR 97201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

On January 22, 2007, the Audit Committee of the Board of Directors of Fog Cutter Capital Group Inc. appointed the accounting firm of PKF, Certified Public Accountants, A Professional Corporation, to serve as the Company’s certifying accountants.

As previously reported on Form 8-K, filed on December 27, 2006 with the Securities and Exchange Commission, UHY LLP advised the Company on December 20, 2006 that the firm had resigned as the Company’s auditors.   A copy of the Form 8-K, as filed on December 27, 2006, is attached as Exhibit 99.2.

Item 7.01. Regulation FD Disclosure.

On January 23, 2007, the Company issued a press release regarding the appointment of PKF as the Company’s independent auditor. A copy of that press release is furnished as Exhibit 99.1 to this report. Such press release is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended,  otherwise subject to the liabilities of that Section.

Item 9.01.                                            Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit 99.1 - Press release dated January 23, 2007.

Exhibit 99.2 - Form 8-K dated December 27, 2006 as filed with the Securities and Exchange Commission announcing the resignation of UHY LLP.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2007

FOG CUTTER CAPITAL GROUP INC.

By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and
Chief Financial Officer